Fund Participation Agreement

FUND PARTICIPATION AGREEMENT

Am ong

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FIRST GREAT -WEST LIFE & ANNUITY INSURANCE COMPANY

VAN KAMPEN INVESTOR SERVICES INC.

VAN KAMPEN ASSET MANAGEMENT

AND

VAN KAMPEN FUNDS INC.

THIS AGREEMENT, made and entered into as of this 1st day of October, 2003 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of i ts Separate Accounts FutureFunds Series Account ("FutureFunds") and FutureFunds II Series Account ("FutureFunds II") (collectively, the "GWL&A Accounts"); FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (hereinafter "First GWL&A"), a New York life insurance company, on its own behalf and on behalf of its Separate Account FutureFunds II Series Account (the "First GWL&A Account") ; (FutureFunds, FutureFunds II, and the First GWL&A Account may be referred to herein individually, or collectively as the "Accounts") (GWL&A and First GWL&A may be referred to herein individually, each as an "Insurance Party," or collectively as the " Insurance Parties"); Van Kampen Investor Services Inc., a transfer agent organized under the laws of Delaware (hereinafter the "Transfer Agent"); Van Kampen Asset Management (hereinafter the "Adviser"), an investment adviser organized under the laws of Delaware; and Van Kampen Funds Inc., (hereinafter the " Distributor) a distribut or organized under the laws of Delaware.

WHEREAS , the Adviser acts as an investment adviser to each of the fund(s) listed in Schedule A attached hereto and incorporated herein by reference, as such Schedule may be amended from time to time by mutual written agreement (collectively, the "Fund"), which are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (hereinafter the "1940 Act"), and their shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

WHEREAS , the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

WHEREAS , the Transfer Agent is duly registered as a transfer agent under the Securities Exchange Act of 1934, as amended (the "1934 Act");

WHEREAS , the Distributor is duly registered as a broker-dealer under the 1934 Act and is a member in good standing of the National Association of Securities Dealers, Inc.(the " NASD");and

WHEREAS , GWL&A is the issuer of certain registered and unregistered variable annuity contracts supported wholly or partially by the GWL&A Accounts ("GWL&A Contracts") and First GWL&A is the issuer of certain unregistered variable annuity contracts supported wholly or partially by the First GWL&A Account ("First GWL&A Contracts"), (collectively, the "Contracts") to be made available to owners thereof, including any participants or employees of such owners as applicable ("Contract owners"); and

WHEREAS, GWL&A has registered FutureFunds as a unit investment trust under the 1940 Act and has registered the securities deemed to be issued by the Account under the 1933 Act;

WHEREAS , the GWL&A Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the GW&LA Contracts and the First GWL&A Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of First GWL&A, under the insurance laws of the State of New York, to set aside and invest assets attributable to the First GWL&A Contracts; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A and First GWL&A intend to purchase shares in the Fund, on behalf of their respective Accounts to fund the applicable Contracts, and the Fund is authorized to sell such shares to unregistered unit investment trusts such as the Accounts at net asset value; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Accounts also intend to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund (the "Unaffiliated Funds") to fund the Contracts; and

WHEREAS , GWL&A has arrangements with First GWL&A to provide administrative services, including certain services related to certain performances contemplated herein by First GWL&A; and

WHEREAS , GWL&A and First GWL&A intend to utilize their NSCC member broker/dealer affiliate , GWFS Equities, Inc . (f/k/a BenefitsCorp Equities, Inc.) ("GWFS") to transmit instructions for the purchase, redemption and transfer of Fund shares on behalf of the Accounts, and alone, or with the assistance of a recordkeeping affiliate, to perform certain recordkeeping functions associated with the transfer of Fund shares into and out of the Accounts in order to recognize certain organizational economies; and

NOW , THEREFORE, in consideration of the promises made herein, GWL&A, First GWL&A, the Transfer Agent, the Distributor and the Adviser agree as follows:

ARTICLE I. Sale of Fund Shares

1 .1. All purchases, redemptions and exchanges of Fund shares for the Accounts, in addition to the pricing and correction thereof, of Fund shares shall be governed by and subject to the terms of the

NSCC Fund/Serv Networking and Trading Agreement entered into by and between GWFS and Transfer Agent, and dated June 30, 1999, as amended from time to time.

1.2 . Notwithstanding Section 1.1 hereof, if an adjustment is necessary to correct an error as set forth in Section 7 of the NSCC Fund/Serv Networking and Trading Agreement ("Error") which has caused the Accounts to receive less than the amount of shares of the Fund to which they are entitled, the Transfer Agent shall cause the number of shares of the applicable Account to be adjusted to reflect the proper amount of shares. Upon notification by the Adviser of any overpayment to the Accounts due to an Error, GWL&A or First GWL&A, as applicable, shall promptly remit to Adviser any overpayment that has not been paid to the applicable Contract owners; however, Adviser acknowledges that GWL&A and First GWL&A do not i ntend to seek additional payments from any Contract owner who, because of a pricing error, may have underpaid for units of interest credited to his/her account.

1.

The Adviser shall promptly reimburse the applicable Insurance Party for any and all costs or expenses which they incur that are associated with any failure of the Fund to settle trades by the time specified on the Business Day following the Trade Date, as specified and defined in the NSCC Fund/Serv Networking and Trading Agreement referenced in Section 1.1 hereof. The applicable Insurance Party shall promptly reimburse the Transfer Agent for any and all costs or expenses which it incurs that are associated with any delay or error caused by GWFS or an Account Holder as set forth in Section 6 of the NSCC Fund/Serv Networking and Trading Agreement referenced in Section 1.1 hereof.

2.

GWL&A represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Accounts prior to any issuance or Sale of units thereof as a segregated asset account under Colorado Law. GWL&A further represents and warrants that the FutureFunds Contracts and the securities deemed to be issued by FutureFunds under such Contracts are or will be registered under the 1933 Act, and that it has registered FutureFunds as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the FutureFunds Contracts and that it will maintain such registration for so long as any such Contracts are outstanding as required by applicable law. GWL&A further represents and warrants that: (i) the

ARTICLE II. Representations and Warranties ofGWL&A and First GWL&A

FutureFunds Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (ii) the Sale of the FutureFunds Contracts shall comply in all material respects with applicable state insurance suitability requirements.

2. 2. First GWL&A represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the First GWL&A Account prior to any issuance or Sale of units thereof as a segregated asset account under New York law. First GWL&A further represents and warrant that (i) the First GWL&A Account qualifies or will be qualified for an exemption from the 1940 Act registration requirements; (ii) the units of the First GWL&A Account qualify or will be qualified for an exemption from the 1933 Act's registration requirements; (iii) the units will be issued and sold in compliance in all material respects with all applicable federal and state laws; and (iv) the Sale of the units of the First GWL&A Account shall comply in all material respects with applicable state insurance suitability requirements.

2.3 Each Insurance Party represents and warrants that it acknowledges and understands that, and it has duly informed the Accounts that, shares of the Fund may be sold to the general public and are not restricted for Sale to separate accounts of insurance companies or qualified plans under the Internal Revenue Code of 1986, as amended (the "Code").

2.4 Each Insurance Party represents and warrants that the Contracts are currently treated as life insurance policies or annuity contracts, as appropriate, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Transfer Agent as soon as reasonably practicable upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2.5 Each Insurance Party represents and warrants that all of its directors, officers , employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Account(s) are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Insurance Party and/or the Account(s) that i s reasonable and customary in light of the Insurance Party's obligations under this Agreement. The aforesaid includes coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

ARTICLE III. Representations and Warranties of the Transfer Agent. Adviser and Distributor

3 .1. The Distributor represents and warrants that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal and state securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act; (ii) that the Fund is and shall remain registered under, and materially in compliance with, the 1940 Act; and (iii) that the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

3.2. Each of the Transfer Agent, Adviser and Distributor represents and warrants that it will comply, in all material respects, with all applicable federal and state securities laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act as required to perform its obligations under the Agreement and will indemnify and hold the Insurance Parties harmless from and against, any and all losses, damages , costs, charges, counsel fees, payments, expenses , and liabilities directly or indirectly arising out of or relating to its breach of the foregoing representation.

3.3. The Adviser represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Delaware and any applicable state and federal securities laws.

3.4. The Distributor represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Delaware and any applicable state and federal securities laws.

3.5. The Transfer Agent represents and warrants that it is and shall remain duly registered under all applicable federal and state securities laws and that it shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Delaware and any applicable state and federal securities laws.

3.6. The Adviser represents and warrants that all of its officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage required by Rule 17g-l under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

3 .7. The Adviser will use its best efforts to provide the Insurance Parties with a reasonable amount of advance notice of any material change affecting the Fund (including, but not limited to, any material change in the registration statement or prospectus affecting the Fund) and any proxy solicitation affecting the Fund.

1.

The Transfer Agent, Adviser and Distributor make no representation as to whether any aspect of its own or the Fund's operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states . Notwithstanding the foregoing, the Transfer Agent , Adviser and Distributor agree to reasonably cooperate with respect to modifications necessitated by any change in state insurance laws, regulations or interpretations thereof that affect the Fund, unless they determine, in their reasonable discretion that such implementation is not practicable or is not in the best interest of the Fund's shareholders.

2.

If applicable state or federal laws or regulations, or SEC interpretations, require that prospectuses for the Fund be distributed to Contract owners, then at least annually, the Transfer Agent, Adviser or Distributor shall provide the Insurance Parties with as many copies of the Fund's current prospectus as the Insurance Parties may reasonably request for marketing purposes (including distribution to Contract owners with respect to new Sales of a Contract), with expenses to be borne in accordance with Schedule B hereof Should an Insurance Party determine that it will make the prospectuses available in an electronic format, the Transfer Agent, Adviser or Distributor, as applicable agree to assist that Insurance Party in obtaining the required information from EDGAR and the expenses associated with this form of distribution will be borne in accordance with Schedule B hereof

ARTICLE IV. Prospectuses and Proxy Statements: Voting

4.2. If applicable state or federal laws or regulations, or SEC interpretations, require that the Statement of Additional Information ("SAI") for the Fund be distributed to Contract owners, then the Transfer Agent, Distributor or the Adviser shall provide the Insurance Parties with copies of the Fund's SAI in such quantities, with expenses to be borne in accordance with Schedule B hereof, as the Insurance Parties may reasonably require to permit timely distribution thereof to Contract owners. The Transfer Agent, Adviser and/or the Distributor shall also provide SAIs to any Contract owner or prospective owner who requests such SAI from the Fund (although it is anticipated that such requests will be made to the applicable Insurance Party).

4 .3. The Transfer Agent, Distributor or Adviser shall provide the Insurance Parties with copies of the Fund's proxy material, reports to shareholders and other communications to its shareholders in such quantity, with expenses to be borne in accordance with Schedule B hereof, as the Insurance Parties may reasonably require to permit timely distribution thereof to Contract owners, as required by law.

4.4. It is understood and agreed that, except with respect to information regarding any Insurance Party provided in writing by that party or its agents, no Insurance Party shall be responsible for the content of the prospectus or SAI for the Fund.

4.5. If and to the extent required by law each Insurance Party shall:

(i)

solicit voting instructions from Contract owners;

(ii)

vote the Fund shares held in its respective Account in accordance with instructions received from Contract owners; and

(iii) vote Fund shares held in its respective Account for which no instructions have been received in the same proportion as Fund shares for which instructions have been received from Contract owners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require passthrough voting privileges for variable contract owners. The Insurance Parties reserve the right to vote Fund shares held in any of their respective Accounts in their own right, to the extent permitted by law.

ARTICLE V. Sales Material and Information

5.1. The Insurance Parties shall furnish, or shall cause to be furnished, to the Transfer Agent or its designee, a copy of each piece of Sales literature or other promotional material that the Insurance Parties develop or propose to use and in which the Fund, its Adviser or one of its subadvisers, the Distributor or Transfer Agent is named in connection with the Contracts, at least ten

(10) business days prior to its use. No such material shall be used if the Adviser, Distributor or Transfer Agent or their agents object to such use within five (5) business days after receipt of such material. Notwithstanding the foregoing, Insurance Parties shall not be required to provide any material for review hereunder that is not altered by Insurance Parties and is provided to them by or on behalf of the Adviser, Distributor or Transfer Agent or by third party statistical sources (e.g., CDA, Morningstar, Lipper, etc.).

5.2. The Insurance Parties shall not give any information or make any representations or statements on behalf of or concerning the Fund, Transfer Agent, Adviser or Distributor in connection with the Sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the Fund, as the same may be amended or supplemented from time to time, or in Sales literature or other promotional material approved by the Transfer Agent, Distributor or Adviser, except with the permission of the Transfer Agent, Distributor or Adviser.

5.3. The Transfer Agent, the Distributor or the Adviser shall furnish, or shall cause to be furnished, to the applicable Insurance Party, a copy of each piece of Sales literature or other promotional material in which any Insurance Party and/or its Account(s), is named at least ten (10) business days prior to its use. No such material shall be used if the Insurance Party objects to such use within five (5) business days after receipt of such material. Notwithstanding the foregoing, the Transfer Agent, Distributor and Adviser shall not be required to provide any material for review hereunder that is not altered by Transfer Agent, Distributor and Adviser and is provided to them by or on behalf of an Insurance Party.

5.4. The Distributor or Adviser shall not give any information or make any representations on behalf of any Insurance Party or concerning any Insurance Party, any of the Accounts, or the Contracts, other than the information or representations contained in the registration statement, prospectus or SAI for a Contract, if any, or in the Contracts themselves, as the same may be amended or supplemented from time to time, or in Sales literature or other promotional material approved by such Insurance Party or its designee, except with the permission of such Insurance Party.

5 .5. The Transfer Agent or its designee will provide to GWL&A and First GWL&A a copy of the following materials (i) the Fund's registration statements, prospectuses and SAIs; (ii) if, and to the extent that, such material relates to the Fund and the performance of GWL&A's and First GWL&A 's obligations under this Agreement, the Sub-Accounting and Administrative Services Agreement or the Shareholder Assistance Agreement, Sales literature and other promotional materials; and (iii) if, and to the extent that, such material relates to the Fund and performance of GWL&A's and First GWL&A's obligations under this Agreement, the Sub-Accounting and Administrative Services Agreement or the Shareholder Assistance Agreement and, subject further, to the Transfer Agent's reasonable determination that such material is not confidential, applications for exemptions and requests for no-action letters, as soon as reasonably practicable after filing such document(s) with the SEC or NASD or other regulatory authorities.

5.6. For purposes of Articles V and VIII, the phrase "Sales literature and other promotional material" includes, but is not limited to, ad vertisements (such as material published, or designed for use in, a newspaper, magazine , or other periodical, radio , television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media;
 online networks such as the Internet or other electronic media), Sales literature (i.e., any written communication distributed or made generally available to customers o r the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts ofany other advertisement, Sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and shareholder reports, and proxy materials (including solicitations for voting instructions) and any other material constituting Sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

5.7 . At the request of any party to this Agreement, each other party will make available to the other party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

ARTICLE VI. Fees and Expenses

6.1. The parties will bear certain expenses in accordance with Schedule B, as well as Articles and VI hereof. In addition, GWL&A and First GWL&A, or an affiliate designated by them, will receive the fees in connection with the subject matter of this Agreement as described in the Sub-Accounting and Administrative Services Agreement, entered into by and between Transfer Agent and GWFS , dated May 1, 2000, and the Shareholder Assistance Agreement, entered into by and between Distributor and GWFS , dated December 1, 2000 , as amended from time to time. Provided, however , the terms of the foregoing sentence shall not be applicable to shares of the Fund owned beneficially by customers of retirement plan products sold by Wells Fargo Bank, N.A.

1-PH /1865260 .7

6.2. All expenses incident to performance by the Transfer Agent, Distributor and the Adviser under this Agreement shall be paid by the appropriate party, as further provided in Schedule B. The Distributor s hall see to it that all shares of the Fund are registered and authorized for issuance in accordance with applicable federal law, and, if and to the extent required, in accordance with applicable state laws prior to their Sale.

6.3. The parties shall bear the expenses of routine annual distribution (mailing costs) of the Fund's prospectus and distribution (mailing costs) of the Fund's proxy materials and reports to owners of the Contracts, which may be required by law, in accordance with Schedule B.

ARTICLE VII. Qualification

7.1. The Adviser represents and warrants that the Fund is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (hereinafter the "Code"), and that the Fund will maintain such qualification ( under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.

7 .2. The Transfer Agent, Distributor or Adviser will notify the Insurance Parties as soon as reasonably practicable upon having a reasonable basis for believing that the Fund has ceased to comply with the aforesaid Subchapter M qualification requirements or might not so comply in the future.

ARTICLE VII. Indemnification

8.1. Indemnification By Insurance Parties

8.1(a). Each Insurance Party (solely with respect to their respective Accounts) agrees to indemnify and hold harmless the Transfer Agent, the Distributor and the Adviser and each of their respective officers and directors or trustees and each person, if any, who controls the Transfer Agent, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of such Insurance Party) or litigation (including reasonable legal and o ther expenses) to w hich the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise , insofar as such losses, claims , expenses , damages or liabilities (or actions in respect thereof) or settlements are related to the Sale or acquisition of the Fund's shares or the Contracts and:

(i)

arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus or SAI covering the Contracts or the Contracts o r Sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to such Insurance Party by or on behalf of the Transfer Agent, Distributor or Adviser for use in its respective registration statement or prospectus or SAI for the Contracts or the Contracts or Sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii)

arise out of or as a result of statements or representations (other than statements or representations contained in registration statements or prospectuses or SAIs or Sales literature or other promotional material of the Fund not supplied by such Insurance Party or persons under its control) or unlawful conduct of such Insurance Party or persons under such Insurance Party's control, with respect to the Sale or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectuses or SAIs or Sales literature or other promotional material of the Fund, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Transfer Agent, Adviser and Distributor by or on behalf of such Insurance Party; or

(i v)

arise as a result of any failure by such Insurance Party to provide the services and furnish the materials under the terms of this Agreement; or

(v)

arise out of or result from any material breach of any representation and/or warranty made by such Insurance Party in this Agreement or arise out of or result from any other material breach of this Agreement by such Insurance Party, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1 (c) hereof.

8.1(b) . No Insurance Party shall be liable under this indemnification provision with respect to any losses, claims , expenses , damages , liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of s uch Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.1(c) . No Insurance Party shall be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the affected Insurance Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify such Insurance Party of any such claim shall not relieve such Insurance Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that such Insurance Party has been materially prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the affected Insurance Party shall be entitled to participate, at its own expense, in the defense of such action. Such Insurance Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from an Insurance Party to such party of its election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and such Insurance Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d) . The Indemnified Parties will promptly notify the affected Insurance Party of the commencement of any litigation or proceedings against them in connection with the issuance or Sale of the Fund shares or the Contracts or the operation of the Fund.

8.2 . Indemnification by the Adviser

8.2(a). The Adviser agrees to indemnify and hold harmless the Insurance Parties and their directors and officers and each person, if any, who controls an Insurance Party within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims , expenses , damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims , damages , liabilities or expenses (or actions in respect thereof) or settlements are related to the Sale or acquisition of the Fund's shares or the Contracts and:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus, SAI or Sales literature or other promotional material of the Fund prepared by the Transfer Agent, Distributor or the Adviser (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Transfer Agent, Adviser or the Distributor by or on behalf of an Insurance Party for use in the registration statement, prospectus or SAI for the Fund or in Sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the Sale of the Contracts or the Fund shares; or

(ii)

arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus , SAI or Sales literature or other promotional material for the Contracts not supplied by the Adviser or persons under its control) or unlawful conduct of the Transfer Agent, the Distributor or the Adviser or persons under their control, with respect to the Sale or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, SAI or Sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to an Insurance Party by or on behalf of the Transfer Agent, Adviser or the Distributor; or

(iv)

arise as a result of any failure by the Transfer Agent, the Distributor or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with qualification requirements specified in Article VII of this Agreement); or

(v)

arise out of or result from any material breach of any representation and/or warranty made by the Transfer Agent, the Distributor or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Transfer Agent, Adviser or the Distributor; or

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.2(c) . The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Adviser has been materially prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Adviser to such party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.2(d) . Each Insurance Party agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or Sale of the Contracts or the operation of the applicable Account.

8.3. Indemnification by the Transfer Agent

8.3(a) The Transfer Agent agrees to indemnify and hold harmless the Insurance Parties and their directors and officers and each person, if any, who controls an Insurance Party within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims , expenses , damages , liabilities (including amounts paid in settlement with the written consent of the Transfer Agent) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the Sale or acquisition of the Fund's s hares or the Contracts and:

(i)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus , SAI or Sales literature or other promotional material of the Fund prepared by the Transfer Agent, Distributor or the Adviser (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Transfer Agent, Adviser or the Distributor by or on behalf of an Insurance Party for use in the registration statement, prospectus or SAI for the Fund or in Sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the Sale of the Contracts or the Fund shares; or

(ii)

arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus , SAI or Sales literature or other promotional material for the Contracts not supplied by the Transfer Agent or persons under its control) or unlawful conduct of the Transfer Agent, the Distributor or the Adviser or persons under their control, with respect to the Sale or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, SAI or Sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to s tate therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to an Insurance Party by or on behalf of the Transfer Agent, the Adviser or the Distributor; or

(iv)

arise as a result of any failure by the Transfer Agent, the Distributor or the Adviser to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with qualification requirements s pecified in Article VII of this Agreement); or

(v)

arise out of or result from any material breach of any representation and/or warranty made by the Transfer Agent, the Distributor or the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Transfer Agent, the Adviser or the Distributor; or

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b) . The Transfer Agent shall not be liable under this indemnification provision with respect to any losses, claims, expenses, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8 .3(c). The Transfer Agent shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Transfer Agent in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Transfer Agent of any such claim shall not relieve the Transfer Agent from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Transfer Agent has been materially prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Transfer Agent will be entitled to participate, at its own expense, in the defense thereof. The Transfer Agent also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Transfer Agent to such party of the Transfer Agent's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Transfer Agent will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). Each Insurance Party agrees to promptly notify the Transfer Agent of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or Sale of the Contracts or the operation of the applicable Account.

8.4. Indemnification by the Distributor

8.4(a). The Distributor agrees to indemnify and hold harmless the Insurance Parties and their directors and officers and each person, if any, who controls an Insurance Party within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.4) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims , damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the Sale or acquisition of the Fund's shares or the Contracts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or Sales literature or other promotional material of the Fund prepared by the Transfer Agent, Ad viser or Distributor (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Transfer Agent, Adviser, or the Distributor by or on behalf of an Insurance Party for use in the registration statement or SAI or prospectus for the Fund or in Sales literature or other promotional material (or any amendment or supplement to any of the foregoing) or otherwise for use ill connection with the Sale of the Contracts or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus , SAI, Sales literature or other promotional material for the Contracts not supplied by the Distributor or persons under its control) or wrongful conduct of the Transfer Agent, the Distributor or Adviser or persons under their control, with respect to the Sale or distribution of the Contracts or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, Sales literature or other promotional material covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to an Insurance Party by or on behalf of the Transfer Agent, Adviser or the Distributor; or

(iv)

arise as a result of any failure by the Transfer Agent, Adviser or Distributor to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VII of this Agreement); or

(v)

arise out of or result from any material breach of any representation and/or warranty made by the Agent, Adviser or Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Transfer Agent, Adviser or Distributor; or as limited by and in accordance with the provisions of Sections 8.4(b) and 8.4(c) hereof.

8.4(b). The Distributor shall not be liable under this indemnification provision with respect to any losses , claims , expense s, damages , liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

8.4(c). The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been materially prejudiced by such failure to give notice. In case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8A(d). Each Insurance Party agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or Sale of the Contracts or the operation of the applicable Account.

ARTICLE IX. Applicable Law

9.1 . This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado, without regard to the Colorado Conflict of Laws provisions.

9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE x. Termination

10.1. This Agreement shall terminate:

(a)

at the option of any party, with or without cause, with respect to some or all Funds, upon twelve (12) months advance written notice delivered to the other parties; provided , however , that such notice shall not be given earlier than six (6) months following the date of this Agreement; Provided, however , that termination by only one Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Transfer Agent, Adviser and Distributor; or

(b)

at the option of an Insurance Party by written notice to the other parties with respect to any Fund based upon such Insurance Company's reasonable determination exercised in good faith that shares of such portfolio are not reasonably available to meet the requirements of the Contracts or that the Fund will fail to meet Subchapter M qualifications; Provided, however , that termination by only one Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Transfer Agent, Adviser and Distributor; or

(c)

at the option of an Insurance Party by written notice to the other parties with respect to any Fund in the event any of the portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by such Insurance Party; Provided, however, that termination by only one Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Transfer Agent, Adviser and Distributor; or

(d)

with respect to any Insurance Party, at the option of the Transfer Agent, Distributor or Adviser in the event that formal administrative proceedings are instituted against such Insurance Party by the NASD , the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding such Insurance Party's duties under this Agreement or related to the Sale of the Contracts, the operation of any Account, or the purchase of the Fund shares , if , in each case, the Transfer Agent, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of such Insurance Party to perform its obligations under this Agreement; or

(e)

at the option of an Insurance Party in the event that formal administrative proceedings are instituted against the Fund, Transfer Agent, the Distributor or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if such Insurance Party reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Transfer Agent, the Distributor or the Adviser to perform their obligations under this Agreement; Provided, however, that termination under this subsection (e) with respect to any fewer than every Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Transfer Agent, Adviser and Distributor; or

(f)

with respect to any Insurance Party, at the option of either the Transfer Agent, the Distributor or the Adviser, if (i) the Transfer Agent, the Distributor or Adviser, respectively, shall determine, in its sole judgment reasonably exercised in good faith, that such Insurance Party has suffered a material ad verse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on such Insurance Party's ability to perform its obligations under this Agreement, (ii) the Transfer Agent, the Distributor or Adviser notifies such Insurance Party of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by such Insurance Party and any other changes in circumstances since the giving of such a notice, the determination of the Transfer Agent, the Distributor or Adviser shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; Provided, however, that termination under this subsection (t) with respect to any fewer than every Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Transfer Agent , Adviser and Distributor; or

(g)

at the option of an Insurance Party if (i) such Insurance Party shall determine, in its sole judgment reasonably exercised in good faith, that the Fund, Transfer Agent, the Distributor or Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and that material adverse change or publicity will have a material adverse impact on the Transfer Agent 's, Distributor's or Adviser's ability to perform its obligations under this Agreement, (ii) such Insurance Party notifies the Transfer Agent, Distributor or Adviser, as appropriate, of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Fund, Transfer Agent, Distributor or Adviser and any other changes in circumstances since the giving of such a notice, the determination of such Insurance Party shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; Provided, however, that termination by any fewer than every Insurance Party shall not terminate this Agreement as between the other Insurance Parties and the Transfer Agent, Adviser and Distributor; or

(h)

at the option of any non-defaulting party hereto in the event of a material breach of this Agreement by any party hereto (the "defaulting party") other than as described in 10.1(a)-(g) and (i); provided, that the non-defaulting party gives written notice thereof to the defaulting party, with copies of such notice to all other non defaulting parties, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting party; or

10.2 . Notice Requirement. No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

(a)

in the event any termination is based upon the provisions of Section 10.1(a), to . l(f), 10.1(g) or to. 1(h) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the parties;

(b)

in the event any termination is based upon the provisions of Section 10.1(d) or to. 1(e) of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and

(c)

in the event any termination is based upon the provisions of Section 10.1(b), 10.1 (c), or to.1(i), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the party sending the notice.

10.3. Effect of Termination. Notwithstanding any termination of this Agreement, the Transfer Agent, the Distributor and the Adviser shall, at the option of any Insurance Party, continue to make available additional shares of the Fund pursuant to the terms and conditions of this

Agreement , for all Contracts of such Insurance Party in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless such further Sale of a Fund 's shares is proscribed by law, regulation or applicable regulatory authority, or unless the Fund 's Board determines that liquidation of such Fund following termination of this Agreement is in the best interests of the Fund. Specifically, without limitation, the owners of such Existing Contracts (and any participants thereof) shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under such Existing Contracts.

10.4. Surviving Provisions. Notwithstanding any termination of this Agreement, each party's obligations under Article VIII to indemnify other parties shall survive and not be affected by any termination of this Agreement. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Transfer Agent:

Van Kampen Investor Services Inc.

Harborside Financial Center Plaza Two

Jersey City, NJ 07311-3977

Attn: President

If to GWL&A:

Great-West Life & Annuity Insurance Company

8525 East Orchard Road

Greenwood Village, CO 80111

Attention: Al Cunningham, Assistant Vice President, Savings Products PC: Beverly Byrne, Legal

If to First GWL&A:

First Great-West Life & Annuity Insurance Company c/o Great-West Life & Annuity Insurance Company

8525 East Orchard Road

Greenwood Village, CO 80111

Attention: Al Cunningham, Assistant Vice President, Savings Products PC: Beverly Byrne, Legal

If to the Adviser:

Van Kampen Asset Management

One Parkview Plaza

Oakbrook Terrace, IL 60181

Attn: General Legal Counsel

If to the Distributor:

Van Kampen Funds Inc.

One Parkview Plaza

Oakbrook Terrace, IL 60181

Attn: President

ARTICLE XII. Miscellaneous

12.1. The parties hereto acknowledge that any nonpublic personal information about any "consumer" of another party (as defined by applicable law or regulation promulgated under Title V of the Gramm-Leach-Bliley Act of 1999 (the "Act"» or any other information reasonably identified as confidential in writing by another party will be disclosed or utilized solely to carry out the terms of this Agreement or pursuant to an exception contained in any applicable law or regulation promulgated under the Act. Further, the parties hereto agree to maintain and enforce procedures for the safeguarding and protection of such nonpublic personal information as required by applicable law. Without limiting the foregoing, no party hereto shall disclose any information that another party has designated as proprietary.

12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.5 . Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Colorado and/or New York Insurance Commissioner(s) with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of GWL&A and/or First GWL&A are being conducted in a manner consistent with the applicable state's applicable laws or regulations.

1 2.6. An y controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

12 .7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12 .8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party, except to an affiliate, without the prior written consent of all parties hereto.

12 .9. Each Insurance Party agrees that the obligations assumed by the Transfer Agent, the Distributor and the Adviser pursuant to this Agreement shall be limited in any case to the

Transfer Agent, the Distributor and the Adviser and their respective assets and no Insurance Party shall seek satisfaction of any such obligation from the shareholders of the Fund, Transfer Agent, Distributor or Adviser, or officers, employees or agents thereof.

12.10 . The Transfer Agent, the Distributor and the Adviser agree that the obligations assumed by each Insurance Party pursuant to this Agreement shall be limited in any case to the applicable Insurance Party and its respective assets and neither the Transfer Agent, Distributor nor Adviser shall seek satisfaction of any such obligation from the shareholders of any of the Insurance Parties, the directors, officers , employees or agents thereof, or any of them, except to the extent permitted under this Agreement.

12.11. No provision of this Agreement may be deemed or construed to modify or supersede any contractual rights, duties, or indemnifications, as between the Adviser, the Distributor and the Transfer Agent.

12 .12. None of the parties hereto shall be liable to the other for any and all losses, damages , costs , charges, counsel fees, payments, expenses or liability due to any failure , delay or interruption in performing its obligations under this Agreement, and without the fault or negligence of such party, due to causes or conditions beyond its control including, without limitation, labor disputes, strikes (whether legal or illegal), lock outs (whether legal or illegal), civil commotion, riots, war and war-like operations including acts of terrorism, embargoes, epidemics, invasion, rebellion, hostilities, insurrections , explosions , floods , unusually severe weather conditions, earthquakes, military power, sabotage, governmental regulations or controls, failure of power, fire or other casualty, accidents , national or local emergencies, boycotts, picketing, slow-downs, work stoppages, acts of God or natural disasters.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Glen Derback
Name:	Glen Derback
Title:	Senior Vice President
Date:	12/23/03

FIRST GREAT-WEST LIFE AND ANNUITY INSURANCE COMPANY

By its authorized officer,

By:	/s/ Glen Derback
Name:	Glen Derback
Title:	Senior Vice President
Date:	12/23/03

Van Kampen Investor Services, INC.

By its authorized officer,

By:	/s/ Kim Beard
Name:	Kim Beard
Title:	Executive Director
Date:	12/22/03

Van Kampen Asset Management

By:	/s/ A. Thomas Smith
Name:	A. Thomas Smith
Title:	12/19/03
Date:	Trustee

Van Kampen Funds, INC.

By its authorized officer,

By:	/s/ Michael P. Kiley
Name:	Michael P. Kiley
Title:	President
Date:	12/19/03

SCHEDULE A

FUNDS

Class A Shares
Dividend
Fund Name: VAN KAMPEN	Frequency Symbol		CUSIP
Van Kampen Comstock Fund	Annual	VAGAX	92113A843
Van Kampen Emergi ng Growth	Quarterly	MSAVX	921133401
Fund
Van Kampen Enterprise Fund	Annual	MSAAX	921133708
Van Kampen Equity Income Fund	Monthly	ACCBX	92112U105
Van Kampen Equity Trust	Annual	MSRAX	921133872
Van Kampen Aggressive	Annual	ACENX	92113C104
Growth Fund
Van Kampen Select	Annual	VEGAX	921133542
Growth Fund
Van Kampen Small Cap	Annual	VEEAX	921133443
Growth Fund
Van Kampen Utility Fund	Quarterly	MSQAX	921133104
Van Kampen Equity Trust II	Annual	MSGAX	921133815
Van Kampen Technology	Annual	VGFAX	921133344
Fund
Van Kampen Growth and Income	Annual	MGEAX	921133849
Fund
Van Kampen High Income	Monthly	ACGVX	92113F107
Corporate Bond Fund
Van Kampen Pennsylvania Tax	Annual	VGRAX	92113A702
Free Income Fund
Van Kampen Real Estate	Quarterly	ACHBX	92113J109
Securities Fund
Van Kampen Series Fund, Inc.	Monthly	ACHYX	92113K106
Van Kampen American	Annual	VKIAX	92114U707
Value Fund
Van Kampen Asian Growth	Annual	MIMAX	921133716
Fund
Van Kampen Emerging	Annual	MSLAX	921133674

Markets Fund
Van Kampen European	Monthly	ACFMX	92113G105
Value Equity Fund
Van Kampen Focus Equity	Ann ual	VMGAX	921133476
Fund
Van Kampen Global	Annual	ACPAX	92113N100
Franchise Fund
Van Kampen International	Quarterly	ACREX	92113P105
Magnum Fund
Van Kampen Latin	Monthly	ACZXX	92113Q103
American Fund
Van Kampen Worldwide	Annual	VSGAX	92114P872

High Income Fund

Van Kampen Tax-Exempt Trust

Van Kampen High Yield Municipal Fund

Van Kampen Tax-Free Trust

Van Kampen Municipal Income Fund

Van Kampen Trust

Van Kampen High Yield Fund

Van Kampen U.S. Government Fund

Van Kampen Comstock Fund

Van Kampen Emerging Growth Fund

Van Kampen Enterprise Fund

Class A and Class R

Shares Fund Name: VAN KAMPEN

Van Kampen Comstock Fund

Van Kampen Emerging Growth Fund

Van Kampen Equity Income Fund

Van Kampen Growth and Income Fund

Annual	VASCX	92114P708
Annual	VSCAX	92114P104
Annual	VTMAX	92114U400
Annual	VTFAX	92114U103
Monthly	VKMGX	921129102
Monthly	ACUAX	92113S109
Quarterly	VKUAX	920946100
Quarterly	MVUAX	921133617
Annual	WOAX	92113A793
Monthly	MSWAX	921133575
Dividend

Frequency Symbol CUSIP

Quarterly	ACSRX	921120400
Annual	ACEEX	921138502
Quarterly	ACESX	921130409
Quarterly	ACGLX	92113H400

SCHED ULE B

EXPENS ES

The Transfer Agent, Distributor and/or Adviser, and the Insurance Parties ("IPS" in this Schedule B) will coordinate the functions and pay the costs of completing these function s ba sed upon an allocation of costs and responsibilities set forth in the tables below.

Item	Function	Party Responsible for Coordination	Party Responsible for Expenses
Fund Prospectus (Including Annual U pdates)	P rinting of pro spectuses , o r co mpiling of electronic prospectus , if n eeded in the futur e	GWL&A	Transf er Agent , D istributor or A dviser, as applicabl e
	Fund o r A dviser s hall s upply GWL& A with s uch numbers of the F und prospectus(es) as IPS s hall reasonably reque st	GWL &A	Transf er A gent, Di stributor or A dviser, as applicable
	Distribution to C ontract owners in co nnection wi th rollout of F und in co nnection wi th the Contracts	GWL& A	IPS
	Distribution to New and Inforce Contract owners other than as above	G WL&A	IPS
	Distribution to Prospective Contra ct owners o ther than as above	GWL&A	IPS
Con tract Prospectus (including Annual Updates)	Printing f or Infor ce Contract o wners	G WL&A	IPS
	Print ing f or Pro spective C ontract owners	GWL&A	IPS
	Distribution to New and Inforce Contract owners	GWL&A	IPS
	Distribution to Prospective Contra ct owners	GWL&A	IPS
Fu nd Prospectus Update /Sticker	Distribution t o Contr act owners (incl uding labor and printing) if Required b y Fund, Distributor or Adviser	Transfer Ag ent, D istributor or A dviser	T ransfer Age nt, Di stributor or A dviser
	Distribution to Contract owners ( including labor and printing) if Required b y IP S	GW L&A	IPS

Co ntract Prospectus Update /Sticker	Distribution to Con tract owners (including labor and printing) if Required by Fund, Distributor or Advise r	GWL& A	Transfer Agen t, Distributor or Adviser
Distribution to Contract owners ( including labor and printing) if R equired b y IPS	GWL& A	IPS
F und SAI	Print ing	Transfer Age nt, Distributor or Advise r GWL&A	Transfer Age nt, Di stributor or A dviser
Distribution		IPS
Co ntract SAI	Printin g	GWL&A	IP S
	Distribution	G WL&A	IPS
Proxy Material fo r F und:	Pri nting if p roxy required by Law	Transfer Agent or Adviser	Transfer Agent or Advise r
	Distribution t o Contract o wners ( including la bor, if required) i f proxy re quired b y L aw	GWL&A	T ransfer Agent or A dviser
	Printing & distribution if r equired b y IPS	GWL&A	IP S
Fund Ann ual & Semi- Annual Report	Printing of combined reports	GWL&A	Transfer Agent or Adviser
	Distribution	GWL&A	IP S
Other communication to New and Prospective Contract owners	Distribution (including l abor and printing) if req uired by Fund, Transfer Agent or Adviser or as a result of their material b reach of this Agreement	GWL&A	Transfer Agent or Advise r
	Distribution (including labor and printi ng) if r equired b y IP S	GWL&A	IPS

Item	Function	Party Responsible for Coordination	Party Responsible Transfer Agent or A dviser IPS Transfer Agent or Adviser
Ot her communication to Inforce Co ntract o wners	Distributio n (incl uding labo r and p rinting) if re quired b y t he Fun d, Transfer Agent or Adviser or as a r esult of their ma terial bre ach of this Agreement	GWL&A GWL&A GWL&A
D istribution (including labor and printing) if required b y IPS
Errors i n S hare Price calculation	Co st of error to participants

	Cost of administrative work to correct error	GWL&A	Transfer Agent or Adviser
Substitution O rders	A pplication fo r, an d imple mentation of (including necessary printing and mailings) , su bstitution o rders req uired as a result of Fund action	GWL&A T ransfer Agent or Adviser	Transfer Agen t or Advise r T ransfer Agent or Adviser
Operations of the F und

Al l operations and related e xpenses, including the cost of registration and qualification of shares , taxes on the issuance or transfer of shares, cost of management of the business affairs of the Fund, and e xpenses paid or assum ed by the fun d pu rs uant to any Rule 12b-1 plan

SCHEDULEC

NON-COMPETE PROVISIONS

Insurance Parties intend to offer Transfer Agent, Adviser and Distributor, as applicable, access to their, or their affiliates' or their parent company's (each, a "Company," collectively, the "Companies") current and prospective customers (hereinafter "Customers") so that Customers will have the option of purchasing shares of the Fund. Transfer Agent, Adviser and Distributor, as applicable, desires to make the Fund available to Customers, yet acknowledges that under certain circumstances, the ability of Transfer Agent, Adviser and Distributor, as applicable, to solicit business from Customers should be subject to special limitations in exchange for the increased ability to offer its product through a Company's introduction. An introduction will consist of a Company's inclusion of the Fund in the Retirement Plan Product offered to a Customer for that Customer's consideration.

1.

In the scenario where anyone of the Companies introduces Transfer Agent, Adviser or Distributor, as applicable, in any manner to a Customer which ultimately purchases a Retirement Plan Product from one of the Companies, and one of the Companies includes the Fund in the products offered to that Customer, Transfer Agent, Adviser and Distributor, as applicable, agree not to utilize any confidential information (which shall include, but not be limited to each of the following unless obtained by Transfer Agent, Adviser or Distributor from a party other than Companies or unless otherwise in the public domain: all facts, circumstances, information, data, plans, projects and technical or commercial knowledge gained in relation to a Company, or received from a Company, including , but not limited to, information regarding customers (such as retirement plans and plan participants), employees, suppliers servicing methods, programs, fees, strategies and related information) received in connection with offering its product to Customer in any solicitation of Retirement Plan Product Business from that Customer. For purposes of this Agreement "Retirement Plan Product" includes, but is not limited to, group or individual annuity contracts, OIC's, separate accounts and wrapped or unwrapped mutual funds whether sold separately or in conjunction with each other.

2.

In the scenario where anyone of the Companies introduces the Transfer Agent, Adviser or Distributor in any manner to a Customer which ultimately purchases a Retirement Plan Product from a Company and the Customer does not select the Fund, Transfer Agent, Adviser or Distributor may directly communicate with Customer about Retirement Plan Product business and may sell product directly to Customer provided it does not utilize the confidential information referred to above.

3.

In the scenario where anyone of the Companies introduces Transfer Agent, Adviser or Distributor in any manner to a Customer which does not purchase a Retirement Plan Product from a Company, the Transfer Agent, Adviser and Distributor are not subject to any prohibitions regarding Sales to and communications with that Customer. Likewise, there are no prohibitions where none of the Companies provides an introduction.

A Company may decide in its discretion when it desires to provide an introduction to one of its Customers. A Company has no obligation to provide introductions to its Customers.